May 29, 1997

Report to Shareholders:

    Nicholas Fund, Inc. completed its fiscal year ended March 31, 1997 with a +14.68% total return with distributions reinvested. In comparison, the Standard & Poor's 500 increased 19.83% and the Russell 2000 was up 5.11% for the same period. The Fund produced a +1.77% total return for the quarter ended March 31, 1997. This result compared to +2.68% and -5.17% for the Standard & Poor's 500 and Russell 2000, respectively. The Fund's cash position was 2.60% at fiscal year-end.

    As our investment strategy stresses patience, we would like to emphasize long-term results. Shown below are results for various time periods ended March 31, 1997.

<CAPTION)
						      Average Annual Total Return*
						      -----------------------------    July 14, 1969**
					     5 years    10 years       15 years          27.7 years
    Nicholas Fund, Inc.                      -------    --------       --------          ----------
       (Distributions Reinvested).....       +13.61%     +12.65%        +17.15%            +13.53%
    Russell 2000 Index
    (Income Reinvested)...............       +12.78%     + 9.40%        +13.83%               N/A
    Standard & Poor's 500 Index
       (Income Reinvested) ...........       +16.42%     +13.38%        +17.60%            +11.88%
    Consumer Price Index .............       + 2.81%     + 3.60%        + 3.55%            + 5.46%
    Ending value of $10,000
       invested in Nicholas Fund
       (Distributions Reinvested) ....       $18,930      $32,912       $107,445            $336,973

    *Total returns are historical and include change in share price and reinvestment of dividends and capital gain distributions. Past performance is no guarantee of future results. Principal value and return will fluctuate so an investment, when redeemed, may be worth more or less than original cost.

    **Date  of  initial  public  offering.  Starting  time   period for
Standard & Poor's 500 and the Consumer Price Index is June 30, 1969.

    Shareholders should be aware of the nature of today's stock market. Large market capitalization stocks have performed substantially better than small market capitalization stocks which is evident by examining the recent results of Standard & Poors 500 Index versus the Russell 2000 Index. A few large company equities are greatly responsible for the gains that we see in the major market averages. Further, any adverse development in a company's fundamentals can result in a disastrous, inordinate decline in its share price. There have been many of these situations in recent months which indicates that the market has become less bullish in its overall posture. We are attempting to take advantage of these conditions in the marketplace in our stock selection process.

    Management would like to thank all shareholders for the confidence they have placed in the long-term investment philosophy of the Fund. We appreciate your patience and support.


							Sincerely,



							/S/ Albert O. Nicholas
							----------------------
							    Albert O. Nicholas
							    President

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each year)
--------------------------------------------------------------------

						      Year ended March 31,
					 --------------------------------------------------------------------------------------
					 1997     1996      1995     1994     1993     1992     1991     1990     1989     1988
					 ----     ----      ----     ----     ----     ----     ----     ----     ----     ----
NET ASSET VALUE, BEGINNING OF YEAR      $63.81   $52.22   $51.10   $52.91   $49.68   $42.99   $37.72   $35.27   $32.15   $39.94
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                    .40      .57      .69      .74      .75      .70      .80      .96      .97     1.07
  Net gains or (losses) on securities
     (realized and unrealized)            8.64    15.68     4.46     (.68)    5.20     7.49     5.48     3.46     3.63    (2.99)
					------   ------   ------   ------   ------   ------   ------   ------   ------   ------

     Total from investment operations     9.04    16.25     5.15      .06     5.95     8.19     6.28     4.42     4.60    (1.92)
					------   ------   ------   ------   ------   ------   ------   ------   ------   ------
  LESS DISTRIBUTIONS:
  Dividends (from net
     investment income)                   (.42)    (.57)    (.71)    (.82)    (.68)    (.68)    (.79)    (.92)   (1.03)   (1.84)
  Distributions (from capital gains)     (5.32)   (4.09)   (3.32)   (1.05)   (2.04)    (.82)    (.22)   (1.05)    (.45)   (4.03)
					------   ------   ------   ------   ------   ------   ------   ------   ------   ------
     Total distributions                 (5.74)   (4.66)   (4.03)   (1.87)   (2.72)   (1.50)   (1.01)   (1.97)   (1.48)   (5.87)
					------   ------   ------   ------   ------   ------   ------   ------   ------    ------

NET ASSET VALUE, END OF YEAR            $67.11   $63.81   $52.22   $51.10   $52.91   $49.68   $42.99   $37.72   $35.27   $32.15
					------   ------   ------   ------   ------   ------   ------   ------   ------   ------
					------   ------   ------   ------   ------   ------   ------   ------   ------   ------

TOTAL RETURN                            14.68%   32.38%   10.88%    0.04%   12.41%   19.33%   17.13%   12.55%   14.81%   (3.74%)


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)   $3.989.5  $3,655.3  $3,004.4  $2,941.2  $3,013.4 $2,234.1 $1,642.8 $1,389.5 $1,172.3 $1,117.8
Ratio of expenses to average net assets   .72%      .74%     .77%      .78%     .76%     .78%     .81%     .82%     .86%     .86%
Ratio of net investment income
  to average net assets                   .61%      .87%     1.34%    1.40%    1.53%    1.60%    2.17%    2.56%    2.84%    3.04%
Portfolio turnover rate                 15.18%    25.70%    29.82%   33.39%   10.20%   14.58%   21.85%   21.31%   24.03%   31.63%
Average commission rate paid by the
  Fund on portfolio investment
  transactions*                         $0.0473  $0.0492       --       --       --       --       --       --        --      --


*Disclosure  of   this  rate   is  required  by  the  Securities  and
 Exchange Commission on a prospective basis beginning with the Fund's
 1996 fiscal year end.

	     The accompanying notes to financial statements are an integral
			       part of these statements.

TOP TEN PORTFOLIO HOLDINGS
March 31, 1997 (Unaudited)
------------------------------------------------------------------------

							    PERCENTAGE OF NET
NAME                                                            ASSETS
----------------                                            -----------------
Federal Home Loan Mortgage Corporation...................         4.11%
Fannie Mae...............................................         4.07%
Mercury General Corporation..............................         3.86%
General Motors Corporation -- Class H....................         3.13%
Tyco International Ltd...................................         2.64%
Travelers Group, Inc. ...................................         2.60%
Wells Fargo & Company....................................         2.49%
Berkshire Hathaway, Inc. ................................         2.36%
Circuit City Stores, Inc. ...............................         2.34%
Fifth Third Bancorp......................................         2.13%

Total of top ten holdings as a percent of net assets.....        29.73%

SCHEDULE OF INVESTMENTS
March 31, 1997
------------------------------------------------------------------------
 Shares or                                                       Quoted
 Principal                                                       Market
   Amount                                                        Value
----------                                                   ------------
							     (Note 1 (a))
COMMON STOCKS - 96.64%

	   AGRICULTURE - 1.05%
1,100,000  Monsanto Company                               $   42,075,000
							  --------------

	   BANKS AND FINANCE - 21.31%
  272,000  Edwards (A.G.), Inc.                                8,364,000
4,500,000  Fannie Mae                                        162,562,500
6,021,200  Federal Home Loan Mortgage Corporation            164,077,700
1,097,250  Fifth Third Bancorp                                85,036,875
  336,900  First Bank System, Inc.                            24,593,700
  891,400  Firstar Corporation                                24,513,500
2,084,000  Marshall & Ilsley Corporation                      76,066,000
1,000,000  Norwest Corporation                                46,250,000
  645,000  Security Capital Corporation (WI) +                55,470,000
2,168,000  Travelers Group Inc.                              103,793,000
  350,000  Wells Fargo & Company                              99,443,750
							  --------------
							     850,171,025
							  --------------

	   BUSINESS SERVICES - 3.48%
  686,000  Cintas Corporation                                 36,186,500
  560,000  Electronic Data Systems Corp.                      22,610,000
1,075,000  Micro Warehouse, Inc. *                            14,109,375
1,985,200  Wallace Computer Services, Inc.                    65,759,750
							  --------------
							     138,665,625
							  --------------

	   CONSUMER PRODUCTS & SERVICES - 9.68%
  200,000  American Express Company                           11,975,000
1,674,687  Clayton Homes, Inc.                                21,352,259
1,668,300  Cooper Tire & Rubber Company                       30,863,550
  789,200  CSS Industries, Inc. * +                           23,577,350
  500,000  Eastman Kodak Company                              37,937,500
  750,000  Gillette Company (The)                             54,468,750
  150,000  Kimberly-Clark Corporation                         14,906,250
  755,000  Leggett & Platt, Incorporated                      24,537,500
  550,000  Nike, Inc. - Class B                               34,100,000
  700,000  Pittston Brink's Group                             18,025,000
1,692,600  Valspar Corporation (The)                          48,662,250
  898,400  Walt Disney Company (The)                          65,583,200
							  --------------
							     385,988,609
							  --------------

	   FOOD AND BEVERAGE - 4.16%
1,000,000  Coca-Cola Company (The)                            55,875,000
1,683,000  International Dairy Queen, Inc.-Class A * +        37,026,000
  720,000  International Dairy Queen, Inc.-Class B * +        15,750,000
1,210,500  McDonald's Corporation                             57,196,125
							  --------------
							     165,847,125
							  --------------

	   HEALTH CARE PRODUCTS - 8.21%
1,090,000  Abbott Laboratories                                61,176,250
  468,000  American Home Products Corporation                 28,080,000
  820,000  Amgen Inc. *                                       45,817,500
1,411,800  Elan Corporation PLC *                             48,177,675
  877,800  Forest Laboratories, Inc. *                        33,027,225
  200,000  Medtronic, Inc.                                    12,450,000
  700,000  Pfizer Inc                                         58,887,500
1,600,000  Stryker Corporation                                39,800,000
							  --------------
							     327,416,150
							  --------------

	   HEALTH CARE SERVICES - 10.11%
2,450,000  Apria Healthcare Group, Inc. *                     44,406,250
  853,150  Cardinal Health, Inc.                              46,390,031
  422,900  Health Care and Retirement Corporation *           12,158,375
1,193,750  Health Management Associates, Inc. -Class A *      28,351,563
2,570,000  Magellan Health Services Inc. * +                  63,286,250
1,940,100  MedPartners/Mullikin, Inc. *                       41,227,125
  100,000  Patterson Dental Company *                          3,400,000
1,833,000  Quorum Health Group, Inc. *                        56,593,875
1,802,905  Vencor,Inc. *                                      68,285,027
1,450,000  VIVRA Incorporated *                               39,150,000
							  --------------
							     403,248,496
							  --------------

	   INDUSTRIAL PRODUCTS AND SERVICES - 5.71%
  700,000  Airgas, Inc. *                                     11,812,500
  403,000  Lockheed Martin Corporation                        33,852,000
  900,000  Marshall Industries * +                            28,350,000
1,063,825  Thermo Electron Corporation *                      32,845,597
1,915,000  Tyco International Ltd.                           105,325,000
  850,000  Wausau Paper Mills Company                         15,566,050
							  --------------
							     227,751,147
							  --------------

	   INSURANCE - 9.80%
  888,777  Foremost Corporation of America +                  51,549,066
2,522,800  Mercury General Corporation +                     153,890,800
  794,800  Mutual Risk Management Ltd.                        28,811,500
  255,000  Progressive Corporation (The)                      16,288,125
1,368,500  Protective Life Corporation                        57,477,000
2,200,000  SunAmerica, Inc.                                   82,775,000
							  --------------
							     390,791,491
							  --------------

	   INVESTMENT MANAGEMENT - 0.79%
  619,950  Franklin Resources, Inc.                           31,617,450
							  --------------

	   MEDIA, COMMUNICATIONS AND ENTERTAINMENT - 4.02%
2,300,000  General Motors Corporation - Class H              124,775,000
1,257,100  Loral Space & Communications Ltd. *                17,756,538
  415,466  Pulitzer Publishing Company                        17,968,904
							  --------------
							     160,500,442
							  --------------

	   REAL ESTATE - 0.55%
  100,000  Crescent Real Estate Equities, Inc.                 2,675,000
  519,800  National Health Investors, Inc.                    19,297,575
							  --------------
							      21,972,575
							  --------------

	   RETAIL TRADE - 9.23%
1,700,000  AutoZone, Inc. *                                   38,250,000
2,800,000  Circuit City Stores, Inc. - Circuit City Group     93,450,000
  206,500  Circuit City Stores, Inc. - CarMax Group *          3,097,500
1,755,000  Consolidated Stores Corporation *                  61,863,750
3,150,000  Heilig-Meyers Company +                            50,006,250
  800,000  Home Depot, Inc. (The)                             42,800,000
1,262,000  Kohl's Corporation *                               53,477,250
  600,000  Walgreen Co.                                       25,125,000
							  --------------
							     368,069,750
							  --------------

	   TECHNOLOGY - 4.96%
  750,000  Hewlett-Packard Company                            39,937,500
  400,000  Intel Corporation                                  55,650,000
  900,000  Motorola, Inc.                                     54,337,500
  650,000  Texas Instruments Incorporated                     48,668,750
							  --------------
							     198,593,750
							  --------------

	   TRANSPORTATION - 0.60%
1,259,589  Heartland Express, Inc. *                          23,932,191
							  --------------

	   MISCELLANEOUS - 2.98%
    2,600  Berkshire Hathaway Inc.*                           94,120,000
  900,000  Leucadia National Corporation                      24,750,000
							  --------------
							     118,870,000
							  --------------

	      TOTAL COMMON STOCKS
	       (cost $2,148,539,078)                       3,855,510,826
							  --------------

CONVERTIBLE BONDS - 0.76%
  10,290,000  National Healthcare L.P.
	       6.00%, due July 1, 2000                        30,394,088
							  --------------
	       (cost $19,756,800)


SHORT-TERM INVESTMENTS - 2.62%
	     Commercial Paper - 2.39%
$ 3,941,000  Lockheed Martin Corporation
	      5.40%, due April 2, 1997                         3,940,409
  3,000,000  North American Mortgage Company
	      5.44%, due April 3, 1997                         2,999,093
  7,000,000  A.O. Smith Corporation
	      5.50%, due April 4, 1997                         6,996,792
  4,000,000  Mosinee Paper Corporation
	      5.50%, due April 7, 1997                         3,996,333
  7,500,000  Houston Industries Incorporated
	      5.50%, due April 8, 1997                         7,491,979
  6,585,000  Fiserv, Inc.
	      5.50%, due April 10, 1997                        6,575,946
 10,000,000  Tyson Foods, Inc.
	      5.60%, due April 11, 1997                        9,984,445
  5,490,000  Fiserv, Inc.
	      5.50%, due April 14, 1997                        5,479,096
 10,000,000  American Bankers Insurance Group, Inc.
	      5.45%, due April 15, 1997                        9,978,806
  3,000,000  Fiserv, Inc.
	      5.50%, due April 16, 1997                        2,993,125
  2,300,000  Fiserv, Inc.
	      5.75%, due April 16, 1997                        2,294,490
  4,000,000  Cox Communications, Inc.
	      5.50%, due April 17, 1997                        3,990,222
  6,500,000  Hughes Electronics Corporation
	      5.57%, due April 21, 1997                        6,479,886
  5,000,000  American Bankers Insurance Group, Inc.
	      5.45%, due April 22, 1997                        4,984,104
  7,000,000  Kerr-McGee Credit Corporation
	      5.67%, due April 23, 1997                        6,975,745
  5,000,000  Cox Enterprises, Inc.
	      5.57%, due April 24, 1997                        4,982,207
  5,000,000  Manpower, Inc.
	      5.75%, due April 25, 1997                        4,980,833
							   -------------
							      95,123,511
							   -------------

	    Variable Rate Demand Notes - 0.23%
  6,054,884 Johnson Controls, Inc.
	     5.31%, due April 1, 1997                          6,054,884
  1,800,335 Sara Lee Corporation
	     5.27%, due April 1, 1997                          1,800,335
  1,514,880 Warner-Lambert Company
	     5.26%, due April 1, 1997                          1,514,880
							   -------------
							       9,370,099
							   -------------

	      TOTAL SHORT-TERM INVESTMENTS
	       (cost $104,169,698)                           104,493,610
							   -------------
	      TOTAL INVESTMENTS                            3,990,398,524
							   -------------

	     LIABILITIES, NET OF CASH
	      AND RECEIVABLES - (0.02%)                         (909,824)
							    -------------
	      TOTAL NET ASSETS (Basis of
	       percentages disclosed above)               $3,989,488,700
							  --------------
							  --------------


+This company is affiliated with the Fund; that is, the Fund holds 5% or more of its outstanding voting securities. Such companies are defined in Section 2(a)(3), of the Investment Company Act of 1940. (Note 5) *Nondividend paying security.


	     The accompanying notes to financial statements are an integral
				part of this schedule.



STATEMENT OF ASSETS AND LIABILITIES
March 31, 1997
-------------------------------------------------------------------------

ASSETS:
    Investments in securities at market value (Note 1 (a)) --
       Nonaffiliated issuers (cost $2,033,587,674)-see accompanying schedule of investments       $3,511,492,808
       Affiliated issuers (cost $238,877,902)-see accompanying schedule of investments (Note 5)      478,905,716
												  --------------
	  Total investments................................................................        3,990,398,524
												  --------------
    Cash...................................................................................              200,385

    Dividends and interest receivables.....................................................            2,199,095
												  --------------
	     Total assets..................................................................        3,992,798,004
												  --------------

LIABILITIES:
    Payables --
       Investment securities purchased.....................................................              573,750
       Management fee (Note 2).............................................................            2,176,779
       Other payables and accrued expenses.................................................              558,775
												  --------------
	     Total liabilities.............................................................            3,309,304
												  --------------
	     Total net assets .............................................................       $3,989,488,700
												  --------------
												  --------------

NET ASSETS CONSIST OF:
    Fund shares issued and outstanding.....................................................       $2,203,817,031
    Net unrealized appreciation on investments (Note 3) ...................................        1,717,609,036
    Accumulated undistributed net realized gains on investments............................           63,034,235
    Accumulated undistributed net investment income........................................            5,028,397
												  --------------
												  $3,989,488,700
												  --------------
												  --------------

NET ASSET VALUE PER SHARE ($.50 par value, 200,000,000 shares authorized)
    offering price and redemption price ($3,989,488,700 ./. 59,443,426 shares
    outstanding)...........................................................................               $67.11
													  ------
													  ------



	  The accompanying notes to financial statements are an integral
			part of this statement.


STATEMENT OF OPERATIONS
For the Year Ended March 31, 1997
---------------------------------------------------------------------
INCOME:
    Dividends (Note 1 (d)) --
      Nonaffiliated issuers....................................................             $ 35,342,490
      Affiliated issuers (Note 5)  ............................................                4,811,328
    Interest...................................................................               10,416,774
    Other......................................................................                  691,785
											   -------------
											      51,262,377
											   -------------

EXPENSES:
    Management fee (Note 2) ...................................................               25,060,663
    Transfer agent fees........................................................                1,982,216
    Postage and mailing fees...................................................                  257,574
    Custodian fees.............................................................                  204,114
    Printing...................................................................                  118,175
    Registration fees..........................................................                  114,399
    Telephone..................................................................                   49,876
    Legal fees.................................................................                   38,280
    Audit and tax consulting fees..............................................                   22,000
    Directors' fees............................................................                   15,186
    Insurance .................................................................                   15,056
    Other operating expenses...................................................                    3,424
											   -------------
											      27,880,963
											   -------------
      Net investment income....................................................               23,381,414
											   -------------

NET REALIZED GAINS ON INVESTMENTS (Note 1 (b)):
    Nonaffiliated issuers......................................................              220,089,513
    Affiliated issuers (Note 5)................................................                1,250,023
											   -------------
											     221,339,536

NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS ........................              282,923,851
											   -------------
    Net gains on investments...................................................              504,263,387
											   -------------
    Net increase in net assets resulting from operations.......................             $527,644,801
											   -------------
											   -------------


	 The accompanying notes to financial statements are an integral
			   part of this statement.

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended March 31, 1997 and 1996
---------------------------------------------------------------------

									     1997                      1996
									 -------------            ---------------
OPERATIONS:
    Net investment income.............................................    $  23,381,414            $  28,786,310
    Net realized gains on investments (Note 1 (b))....................      221,339,536               310,441,936
    Net increase in unrealized appreciation on investments............      282,923,851               585,991,652
									  -------------            --------------

	     Net increase in net assets resulting from operations.....      527,644,801               925,219,898
									  -------------            --------------

DISTRIBUTIONS TO SHAREHOLDERS (Note 1 (d)):
    Distributions from net investment income
      ($0.4179 and $0.5650 per share, respectively)....................     (24,092,988)              (31,690,147)
    Distributions from net realized gains on investment transactions
     ($5.3166 and $4.0945 per share, respectively)...................      (305,905,425)             (228,973,671)
									  --------------           --------------
	    Total distributions......................................      (329,998,413)             (260,663,818)
									  --------------           --------------

CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares issued (3,206,018 and 3,493,644
      shares, respectively)...........................................      193,274,295               204,221,865
    Net asset value of shares issued in distributions from net investment income and net realized gains (4,795,847 and
      4,323,439 shares, respectively).................................      310,941,521               245,904,717
    Cost of shares redeemed (5,842,762 and 8,069,427 shares,
      respectively)...................................................     (367,673,135)             (463,785,946)
									  -------------            --------------
	     Increase (decrease) in net assets derived from capital
	       share transactions ....................................      136,542,681              (13,659,364)
									  -------------            --------------
	     Total increase in net assets.............................      334,189,069              650,896,716
									  -------------            --------------
NET ASSETS, at the beginning of the year (including undistributed net
  investment income of $5,739,971 and $8,643,808, respectively).......     3,655,299,631            3,004,402,915
									  --------------           --------------


NET ASSETS, at the end of the year (including undistributed net
  investment income of $5,028,397 and $5,739,971, respectively).......    $3,989,488,700           $3,655,299,631
									  --------------           --------------
									  --------------           --------------



	  The accompanying notes to financial statements are an integral
		       part of these statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 1997
--------------------------------------------------------------------
(1) Summary of Significant Accounting Policies --
    Nicholas Fund, Inc. (the "Fund") is an open-end, diversified management company registered under the Investment Company Act of 1940, as amended. The primary objective of the Fund is capital appreciation in which income is a secondary consideration. To achieve its objective, the Fund invests in a diversified list of common stocks having growth potential. The following is a summary of the significant accounting policies of the Fund.

    (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Variable rate demand notes are valued at cost which approximates market value. U.S. Treasury Bills and commercial paper are stated at market value with the resultant difference between market value and original purchase price being recorded as interest income. Investment transactions are recorded no later than the first business day after the trade date. Cost amounts, as reported on the statement of assets and liabilities, are the same for Federal income tax purposes.

    (b)  Net realized  gains  and   losses  on  common  stocks and bonds were
	 computed on the basis of specific certificates.

    (c) Provision has not been made for Federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

    (d) Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at fair market value on date of distribution.

    (e) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from the estimates.


(2) Investment Adviser and Management Agreement --
    The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the investment adviser based on 1/16th of 1% (.75 of 1% on an annual basis) of the average net asset value up to and including $50 million and 2/37th of 1% (.65 of 1% on an annual basis) of the average net asset value in excess of $50 million. Also, the investment adviser may be reimbursed for clerical and administrative services rendered by its personnel. This advisory agreement is subject to an annual review by the Directors of the Fund.

(3) Net Unrealized Appreciation --
    Aggregate gross unrealized appreciation (depreciation) as of March 31, 1997, based on investment cost for Federal tax purposes is as follows:

	 Aggregate gross unrealized appreciation on investments....................  $1,759,198,297
	 Aggregate gross unrealized depreciation on investments....................     (41,589,261)
	      Net unrealized appreciation .........................................  $1,717,609,036

(4) Investment Transactions --
    For the year ended March 31, 1997, the cost of purchases and the proceeds
    from sales of investment   securities, other than short-term obligations,
    aggregated $557,371,878 and $731,000,023, respectively.


NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 1997
-------------------------------------------------------------------------

(5) Transactions with Affiliates --
    Following is an analysis of fiscal 1997  transactions  with   "affiliated
    companies" as defined by the Investment Company Act of 1940:

												      Amount of
												       Capital

											Amount of    Gain (Loss)
											 Dividends     Realized
						       Share Activity                    Credited      on Sale
					 --------------------------------------------    to Income    of Shares

					   Balance                           Balance     in Fiscal    in Fiscal
    Security Name                          3/31/96   Purchases     Sales    3/31/97         1997        1997
    -------------                         --------   ---------     -----    -------       ---------    --------
    CSS Industries, Inc.                    601,700     187,500       --       789,200   $    --      $   --
    Foremost Corporation of America         888,777      --           --       888,777      959,879       --
    Heilig-Meyers Company                 3,000,000     150,000       --     3,150,000      861,000       --
    International Dairy Queen, Inc.
      Class A                             1,683,000      --           --     1,683,000        --          --
      Class B                               720,000      --           --       720,000        --          --
    Magellan Health Services, Inc.        2,155,900     414,100       --     2,570,000        --          --
    Marshall Industries                     550,000     350,000       --       900,000        --          --
    Mercury General Corporation           2,430,000      92,800       --     2,522,800    1,337,084       --
    Monro Muffler Brake, Inc. (a)(b)        483,367      --         483,367       --          --         525,524
    Protective Life Corporation (a)       1,518,500      --         150,000  1,368,500    1,066,320    4,494,609
    Security Capital Corporation            645,000      --          --        645,000      532,125        --
    Stant Corporation (a)                 1,373,000      --       1,373,000       --         54,920   (3,770,110)

											 $4,811,328  $ 1,250,023
											 ----------  -----------
											 ----------  -----------

(a) As of March 31, 1997, the Fund is no longer affiliated with this company.

(b) The share activity has been adjusted to reflect a stock split/dividend.


HISTORICAL RECORD (Unaudited)

					      (Adjusted for Two-for-One Stock Split June 15, 1979)

					    Net Investment
				  Net           Income         Capital Gain     Dollar Weighted   Growth of An
			       Asset Value   Distributions    Distributions    Price/Earnings  Initial $10,000
				Per Share      Per Share        Per Share        Ratio**         Investment***
			       -----------   -------------    -------------    ---------------- ---------------
July, 14, 1969*..............   $ 6.59        $  --            $  --               --            $ 10,000
March 31, 1985...............    29.24         0.6420           1.5760            13.2 times       69,858
March 31, 1986...............    35.26         0.5750           0.6100            15.8             87,699
March 31, 1987...............    39.94         0.8820           0.1870            16.3            102,386
March 31, 1988...............    32.15         1.8400           4.0340            14.1             98,557
March 31, 1989...............    35.27         1.0250           0.4510            13.2            113,155
March 31, 1990...............    37.72         0.9240           1.0540            14.9            127,360
March 31, 1991...............    42.99         0.7900           0.2250            16.9            149,179
March 31, 1992...............    49.68         0.6790           0.8240            19.4            178,015
March 31, 1993...............    52.91         0.6790           2.0420            18.5            200,098
March 31, 1994...............    51.10         0.8175           1.0470            16.7            200,182
March 31, 1995...............    52.22         0.7070           3.3170            17.2            221,970
March 31, 1996...............    63.81         0.5650           4.0945            21.0            293,836
March 31, 1997...............    67.11         0.4179(a)        5.3166(a)         21.7            336,973

    *Date of Initial Public Offering                    (a) Paid $ 0.14590 in net investment income and $ 2.5930
   **Based on latest 12 months accomplished earnings        in capital gains on May 22, 1996 to shareholders
  ***Assuming reinvestment of all distributions             of record May 16, 1996.
     Range in quarter end price/earnings ratios since   (b) Paid $ 0.2589 in net investment income and $ 2.7236
           December 31, 1974                                in capital gains on December 31, 1996 to shareholders
         Highs               Low                            of record December 26, 1996.
	 -----               ---
   12/31/96  22.3        3/31/82  8.3


REPORT OF INDEPENDANT PUBLIC ACCOUNTANTS
---------------------------------------------------------------------
To the Shareholders and Board of Directors of Nicholas Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities of NICHOLAS FUND, INC. (a Maryland corporation), including the schedule of investments, as of March 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas Fund, Inc. as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented in conformity with generally accepted accounting principles.

			       ARTHUR ANDERSEN LLP
Milwaukee, Wisconsin,
April 25, 1997.


AUTOMATIC INVESTMENT PLAN - AN UPDATE (UNAUDITED)

The Nicholas Family of Funds' AUTOMATIC INVESTMENT PLAN provides a simple method to dollar cost average into the fund(s) of your choice.

Dollar cost averaging involves making equal systematic investments over an extended time period. A fixed dollar investment will purchase more shares when the market is low and fewer shares when the market is high. The automatic investment plan is an excellent way for you to become a disciplined investor.

The following table illustrates what dollar cost averaging can achieve. Please note that past performance is no guarantee of future results. Nicholas Company recommends dollar cost averaging as a practical investment method. It should be consistently applied for long periods (5-10 years or more) so that investments are made through several market cycles. The table will be updated and appear in future financial reports issued by the Nicholas Family of Funds.

							 Nicholas Fund
						     ____________________
        $1,000 initial investment on                  7-14-69     3-31-87
	$100 invested on the last day of each month
	   following the date of the initial
	   investment (in years)                         27.7          10
	Total cash invested                          $ 34,300     $13,000
	Total capital gains reinvested               $137,764     $ 5,628
	Total dividends reinvested                   $ 59,608     $ 1,602
        Total full shares owned 3/31/97                 7,481         434
        Total market value on 3/31/97                $502,051     $29,098

The results above assume purchase on the last day of the month for the respective periods. The Nicholas Automatic Investment Plan actually invests on the 20th of each month (or on the alternate date specified by the investor).

Total market value includes reinvestment of all distributions.

OFFICERS AND DIRECTORS

ALBERT O. NICHOLAS
President and Director

ROBERT H. BOCK
Director

MELVIN L. SCHULTZ
Director

RICHARD SEAMAN
Director

DAVID L. JOHNSON
Executive Vice President

THOMAS J. SAEGER
Executive Vice President and Secretary

DAVID O. NICHOLAS
Senior Vice President

LYNN S. NICHOLAS
Senior Vice President

JEFFREY T. MAY
Senior Vice President & Treasurer

CANDACE L. LESAK
Vice President

TRACY C. EBERLEIN
Assistant Vice President

CHRISTINA M. MOURADIAN
Assistant Treasurer

Investment Advisor
NICHOLAS COMPANY, INC.
Milwaukee
414-272-6133 or 800-227-5987

Custodian and Transfer Agent
FIRSTAR TRUST COMPANY
Milwaukee
414-276-0535 or 800-544-6547

Counsel
DAVIS & KUELTHAU, S.C.
Milwaukee

Auditors
ARTHUR ANDERSEN LLP
Milwaukee







This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ANNUAL REPORT





NICHOLAS FUND, INC.

700 North
Water Street
Milwaukee,
Wisconsin 53202


March 31, 1996